UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2025

Aspira Women’s Health Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34810	33-0595156
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12117 Bee Caves Road Building III Suite 100
Austin, Texas	78738
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 519-0400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWH	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2025, the Board of Directors of Aspira Women’s Health Inc. (the “Company”) appointed Michael Buhle as the Company’s Chief Executive Officer in addition to his current duties as Chief Commercial Officer. As such, Mr. Buhle will also serve as principal executive officer of the Company. Michael Buhle, age 59, has over 25 years of experience driving commercial growth and new product launches in the diagnostics and life science tools domains, working for start-up, scale-up, and established businesses. Prior to joining Aspira, Mr. Buhle served as Chief Commercial Officer at Biovision Diagnostics and Vice President of Sales, Americas for Congenica.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Buhle and any of the Company’s directors or executive officers, and there is no arrangement or understanding between Mr. Buhle and any other person pursuant to which he was appointed as an officer of the Company. Mr. Buhle does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

The Company’s Interim CEO, Dr. Sandra Milligan, will remain the Company’s President.

In addition, on January 28, 2025, the Board of Directors of Aspira Women’s Health Inc. (the “Company”) appointed James Crawford as the Company’s Vice President of Finance. As such, Mr. Crawford will also serve as principal financial officer and principal accounting officer of the Company. James Crawford, age 39, joined Aspira in 2021 as Manager, Financial Planning & Analysis. He brings over a decade of financial experience to the company in a variety of industries and is dedicated to our mission. James received his Bachelor of Science degree at Bucknell University and his Master’s degree at the University of Connecticut.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Crawford and any of the Company’s directors or executive officers, and there is no arrangement or understanding between Mr. Crawford and any other person pursuant to which he was appointed as an officer of the Company. Mr. Crawford does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aspira Women’s Health Inc.

Date: January 31, 2025	By:	/s/ Michael Buhle
Michael Buhle, Chief Executive Officer

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